UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2009

Bulova Technologies Group, Inc.
(Exact name of registrant as specified in charter)

Florida	000-9358	83-0245581
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation or Organization)		No.)

19337 US Highway 19 North Suite 525
Clearwater, Florida  33764
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (727) 536-6666

3Si Holdings Inc.
31 N. Tejon St. Suite 316, Colorado Springs, Colorado, USA  80903

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

On February 25, 2009 – Bulova Technology Group, Inc. (pinksheets: BLVT)(“the Company”) announced that effective February 25, 2009, it will trade under the symbol “BLVT”.

In addition, on February 25, 2009, the Company announced that its previously disclosed 15 -1 reverse split would also be in effect.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BULOVA TECHNOLOGIES GROUP, INC.

Date: March 9, 2009	By: /s/_Chuck Broes
Name: Chuck Broes
Title: Chief Executive Officer